Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 28, 2022

to the

AAM S&P 500 High Dividend Value ETF (SPDV)
AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF (SMIG)

Statement of Additional Information
dated February 28, 2022

each a series of ETF Series Solutions
(collectively, the “Funds”)

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is $300. The standard fixed creation transaction fee and the standard fixed redemption transaction fee for other funds offered in the Statements of Additional Information listed above remain unchanged.

Please retain this Supplement with your Statement of Additional Information for future reference.